FIRST AMENDMENT TO PURCHASE AGREEMENT

This Fourth Amendment to Purchase Agreement (this "Amendment") is dated January 21, 2022 (the "Effective Date"), by and between KEWAUNEE SCIENTIFIC CORPORATION, a Delaware corporation ("Seller") and CAI INVESTMENTS SUB SERIES 100, LLC, a Nevada limited liability company, and/or its permitted assignee ("Buyer").

RECITALS

WHEREAS, Buyer and Seller entered into that certain Agreement for Purchase and Sale of Real Property dated as of December 22, 2022 Agreement (the "Agreement"), for that certain property located at 2700 West Front Street, Statesville, North Carolina as further described in the Agreement; and

WHEREAS, Buyer and Seller desire to amend the Agreement as set forth below.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants contained herein, Buyer and Seller hereby agree to amend the Agreement as follows:

1. Recitals. The recitals set forth above are true and correct and are hereby incorporated in their entirety. Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Agreement.

2. Examination Period. The Examination Period shall mean the period beginning on the Effective Date and extending until 5:00p.m. (Eastern time) on January 24, 2022.

3. Ratifications. Except as specifically modified and amended herein, all terms, provisions, conditions, and exhibits contained in the Agreement are hereby reinstated, confirmed, ratified, and shall remain unmodified and in full force and effect. In the event that any provision of this Amendment shall conflict with the terms of the Agreement, the terms of this Amendment shall govern and control.

4. Counterparts; Signatures. This Amendment may be executed in any number of counterparts. Signatures to this Amendment transmitted by email or other electronic means shall be treated as originals in all respects for purposes of this Amendment.

5. Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

6. Time of the Essence. Time is of the essence with respect to this Amendment and the Agreement.

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IN WITNESS WHEREOF, this Amendment is executed as of the Effective Date.

SELLER:

KEWAUNEE SCIENTIFIC CORPORATION, a Delaware corporation

By: [signature]
Name: Donald T Gardner III
Title: CFO

BUYER:

CAI INVESTMENTS SUB SERIES 100, LLC, a Nevada limited liability company

By: [signature]
Name: Christopher Beavor
Title: Manager